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                                                                   EXHIBIT 10.13

                                    AMENDMENT
                                       to
                         COMMON STOCK PURCHASE AGREEMENT

         THIS AMENDMENT (the "Amendment"), dated as of November 11, 2003, is by and between MAY BRIDAL CORPORATION, a Missouri corporation ("May"), and THE KNOT, INC., a Delaware corporation (the "Company").

         WHEREAS, May and the Company entered into a Common Stock Purchase Agreement, dated as of February 19, 2002 (the "Agreement"); and

         WHEREAS, May and the Company wish to amend certain terms of the Agreement, pursuant to Section 8.4 thereunder.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not defined upon first usage shall have the meanings assigned such terms in the Agreement.

2. Amendment of Section 7.4. Section 7.4 of the Agreement is deleted in its entirety and replaced with the following:

         "7.4 Board Designee. So long as Purchaser owns more than 10% of the Common Stock or of the voting power of the Company, the Company shall take all steps necessary to elect such person as Purchaser shall from time to time designate to serve as a member of the board of directors of the Company, and to nominate and submit such person for election by the shareholders of the Company."

3. No Other Amendments. Except as provided above, al of the terms, conditions and provisions of the Agreement remain in full force and effect.

4. Counterparts/Duplicate Originals. This Amendment may be executed in counterparts and/or duplicate originals, each of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.



                                        MAY BRIDAL CORPORATION


                                        By:  /s/ RICHARD A. BRICKSON
                                             -----------------------------------
                                        Name:  Richard A. Brickson
                                        Title: Vice President and Secretary



                                        THE KNOT, INC.


                                        By:  /s/ RICHARD SZEFC
                                             -----------------------------------
                                        Name:  Richard Szefc
                                        Title: CFO